UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  August 19, 2013

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981                                                    20-8610073

(Commission File Number)                            (IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200

Dallas, TX                                                                   75287

(Address of principal executive offices)                                          (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On August 19, 2013, Blue Calypso, Inc. (the “Company”) dismissed its patent infringement action against LivingSocial, Inc. (Civil Action No. 2:12cv518-JRG United States District Court for the Eastern District of Texas) pursuant to the terms of an otherwise confidential settlement and license agreement.

On August 21, 2013, the Company issued a press release announcing the dismissal of its patent infringement action against LivingSocial, Inc.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release, dated August 21, 2013 issued by Blue Calypso, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  August 21, 2013

By: /s/ William Ogle

       William Ogle

Chief Executive Officer

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